SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934




         Date of Report (Date of earliest event reported): May 12, 2003
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                                    DVI, Inc.
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             (Exact name of registrant as specified in its charter)



         DELAWARE                     001-11077             22-2722773
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(State or other jurisdiction of   (Commission File     (I.R.S. Employer
incorporation or organization)          Number)       Identification Number)


2500 YORK ROAD
JAMISON, PENNSYLVANIA                                        18929
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(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:  (215) 488-5000
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         (Former name or former address, if changed since last report.)


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Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)  Financial Statements - None

(b)  Pro Forma Financial Information - None

(c)  Exhibits

     99.1  Press Release of DVI, Inc., dated May 12, 2003


Item 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On May 12, 2003, DVI, Inc. issued a press release regarding its results of operations for the three and nine-month periods ended March 31, 2003 and 2002. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.



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                                  EXHIBIT INDEX

Exhibit No.
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99.1           Press Release of DVI, Inc., dated May 12, 2003



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                          DVI,Inc.
                                                        (Registrant)



Dated:       May 14, 2003                 By:    /s/ Steven R. Garfinkel
                                                 ----------------------------
                                                 Steven R. Garfinkel
                                                 Executive Vice President and
                                                 Chief Financial Officer